U.S. Bancorp 4Q18 Earnings Conference Call January 16, 2019 Exhibit 99.2

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets, could cause credit losses and deterioration in asset values. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in the level of tariffs and other trade policies of the United States and its global trading partners; changes in customer behavior and preferences; breaches in data security; failures to safeguard personal information; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2017, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these also could adversely affect U.S. Bancorp’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

4Q18 Highlights * Taxable-equivalent basis; see slide 26 for calculation ** Excluding the impact of student loans sold in 2Q18 and FDIC covered loans sold in 4Q18, average total loans grew 2.6% vs. 4Q17 and 1.5% vs. 3Q18

Performance Ratios Efficiency Ratio** & Net Interest Margin Net interest margin on a taxable-equivalent basis * Excluding notable items; see slides 26 and 27 for calculations ** Non-GAAP; see slides 26 and 27 for calculations Return on Average Common Equity Return on Tangible Common Equity** Return on Average Assets 69.8% 56.3% 1.46% 1.59% 14.7% 15.8% 18.8% 20.2%

Average Loans +0.9% linked quarter +1.4% year-over-year On a linked quarter basis, average total loan growth was driven by growth in residential mortgages and total commercial loans. On a year-over-year basis, growth in average total loans was driven by residential mortgages, total commercial loans, credit card loans and retail leasing. This growth was partially offset by a decrease in total commercial real estate loans due to elevated paydowns. $ in billions

Average Deposits +1.3% linked quarter -1.4% year-over-year $ in billions Interest-bearing Deposits On a linked quarter basis, average noninterest-bearing deposits were essentially flat reflecting seasonal growth in Wealth Management and Investment Services balances offset by decreases in Corporate and Commercial Banking balances. On a year-over-year basis, average noninterest-bearing deposits decreased 6.2 percent driven by decreases in business deposits within Corporate and Commercial Banking and corporate trust balances within Wealth Management and Investment Services. On both a linked quarter and year-over-year basis, growth in time deposits reflects the management of those deposits as an alternative to other funding sources based on relative pricing and liquidity characteristics. Linked quarter growth also reflects consumer customers’ migration to certificates of deposits for higher yields.

Credit Quality $ in millions NCO Ratio +3 bps QoQ +3 bps YoY NPAs -1.5% QoQ -17.6% YoY

Earnings Summary

Notable Items 4Q18 notable items include: $340 million gain on sale of ATM servicing business $264 million in charges for asset impairments related to sale of FDIC covered loans and certain other assets $174 million in severance charges and legal accruals $140 million favorable adjustment to deferred tax assets and liabilities related to tax reform and other tax adjustments $ in millions

Net Interest Income Linked Quarter Net interest income growth was primarily driven by the impact of higher interest rates and earning assets growth, partially offset by higher rates on deposits and funding mix shift. The net interest margin was flat reflecting the impact of higher rates on assets and higher interest recoveries, offset by deposit and funding mix as well as higher cash balances. Year-over-Year Growth in net interest income was principally driven by the impact of rising interest rates, earning assets growth and higher yields on securities. This growth was partially offset by higher rates on deposits and funding mix shift. The increase in the net interest margin was primarily due to higher interest rates, partially offset by deposit and funding mix, lower loan spreads due to mix, higher cash balances and the impact of tax reform. $ in millions Net interest income on a taxable-equivalent basis; see slide 26 for calculation +1.5% linked quarter +3.2% year-over-year

Noninterest Income $ in millions Payments = credit and debit card, corporate payment products and merchant processing Service charges = deposit service charges, treasury management and ATM processing All other = commercial products, investment products fees, securities gains (losses) and other $2,370 $2,418 $2,498 Linked Quarter Payments revenue growth was driven by seasonally higher sales volumes in credit and debit card revenue, partially offset by seasonally lower corporate payment products revenue. Service charges revenue decreased, reflecting the sale of the Company’s ATM servicing business resulting in lower ATM processing services fees. Year-over-Year Strong payments revenue growth reflects higher sales volumes across all businesses. Solid growth in trust and investment management fees was driven by business growth. Mortgage banking revenue decreased primarily due to lower mortgage production. ATM processing services revenue decreased due to the sale of the Company’s ATM servicing business. +3.3% linked quarter +0.2% excluding notable items +5.4% year-over-year +2.2% excluding notable items

Noninterest Expense Linked Quarter Noninterest expense increased primarily due to an increase in compensation expense, seasonally higher professional services expense, and growth in other noninterest expense. Other noninterest expense growth reflects seasonally higher amortization costs related to tax-advantaged projects. Noninterest expense growth was partially offset by lower FDIC assessment costs driven by the elimination of the surcharge in 4Q18. Year-over-Year Excluding the impact of notable items, noninterest expense increased due to an increase in compensation expense driven by the impact of hiring to support business growth and compliance programs, merit increases, and higher variable compensation related to business production. Excluding the impact of notable items, the decrease in other noninterest expense reflects lower costs related to tax-advantaged projects, lower FDIC assessment costs and a reduction in mortgage servicing costs. $ in millions PPS = postage, printing and supplies $3,899 $3,044 $3,280 +7.8% linked quarter +2.0% excluding notable items -15.9% year-over-year +1.0% excluding notable items

Capital Position * See Non-GAAP Financial Measures reconciliation on slide 25

Appendix

Average Loans vs. 4Q17 Average total loans increased by $3.9 billion, or 1.4% Average residential mortgage loans increased by $4.8 billion, or 8.1% Average commercial loans increased by $3.0 billion, or 3.0% Average credit card loans increased by $1.2 billion, or 5.6% Average commercial real estate loans decreased by $0.9 billion, or 2.1% vs. 3Q18 Average total loans increased by $2.6 billion, or 0.9% Average residential mortgage loans increased by $2.4 billion, or 3.9% Average commercial loans increased by $1.5 billion, or 1.5% Key Points Year-over-Year Growth 2.6% 2.3% 1.1% 1.2% 1.4% Covered Commercial CRE Res Mtg Retail Credit Card $278.6 $279.8 $279.4 6.0% $283.7 Average Loans ($bn) $281.1

Average Deposits Key Points Average Deposits ($bn) vs. 4Q17 Average total deposits decreased by $4.8 billion, or 1.4% Average low-cost deposits (NIB, interest checking, savings and money market) declined $9.8 billion, or 3.3% vs. 3Q18 Average total deposits increased by $4.2 billion, or 1.3% Average low-cost deposits increased by $0.3 billion, or 0.1% Year-over-Year Growth 3.0% 1.9% 1.1% (1.5%) (1.4%) Time Money Market Checking and Savings Noninterest-bearing $334.4 $339.2 $334.6 $334.8 $330.1

Credit Quality – Commercial Loans Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm4Q173Q184Q18 Average Loans$97,558$99,048$100,515 30-89 Delinquencies0.26%0.23%0.31% 90+ Delinquencies0.06%0.06%0.07% Nonperforming Loans0.26%0.22%0.20% Linked Quarter Growth 1.0% (0.1%) 0.9% 0.7% 1.5% Linked quarter growth was modest at 1.5%, while line utilization remained relatively stable Net charge-offs remained flat linked quarter and higher year-over-year due to large recoveries in 4Q17

Investor $19,047 Owner Occupied $9,883 A&D Const $328 Multi-family $4,088 Retail $416 Residential Construction $2,144 Office $1,051 Other $2,502 Resi Land $690 $mm4Q173Q184Q18 Average Loans$41,009$39,542$40,149 30-89 Delinquencies0.09%0.08%0.18% 90+ Delinquencies0.01%0.01%0.00% Nonperforming Loans0.35%0.26%0.29% Performing TDRs*$138$222$164 Credit Quality – Commercial Real Estate Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points * TDR = troubled debt restructuring Linked Quarter Growth (1.5%) (1.6%) (1.3%) (0.8%) 1.5% Average loans increased 1.5% on a linked quarter basis, while down year-over-year due to high market liquidity resulting in continued early payoffs Credit quality remained strong and stable; nonperforming loans remain low

Credit Quality – Residential Mortgage Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm4Q173Q184Q18 Average Loans$59,639$62,042$64,476 30-89 Delinquencies0.33%0.27%0.27% 90+ Delinquencies0.22%0.19%0.18% Nonperforming Loans0.74%0.50%0.46% * Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($1,639 million in 4Q18) Linked Quarter Growth 1.0% 0.9% 1.1% 2.0% 3.9% Originations continued to be high credit quality (weighted average FICO of 760, weighted average LTV of 72%) More than 92% of balances have been originated since the beginning of 2009; the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning

Credit Quality – Credit Card Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm4Q173Q184Q18 Average Loans$21,218$21,774$22,396 30-89 Delinquencies1.37%1.42%1.39% 90+ Delinquencies1.28%1.18%1.25% Nonperforming Loans0.00%0.00%0.00% Linked Quarter Growth 1.4% 0.3% (0.3%) 2.6% 2.9% Year-over-year average loan growth of 5.6% was driven by high credit quality originations The commitment weighted average FICO on new originations remained strong at 763 Charge-offs were relatively stable year-over-year

Credit Quality – Home Equity Average Loans ($mm) and Net Charge-offs Ratio Key Points Linked Quarter Growth 0.0% (0.6%) (0.9%) (0.3%) 0.4% High-quality originations (weighted average FICO on commitments of 766, weighted average CLTV of 69%) were originated primarily through the retail branch network to existing bank customers on their primary residences Net charge-offs were stable year-over-year with strong recoveries due to continued strength in home values Key Statistics Key Statistics $mm4Q173Q184Q18 Average Loans$16,299$16,000$16,065 30-89 Delinquencies0.48%0.45%0.56% 90+ Delinquencies0.28%0.32%0.35% Nonperforming Loans0.77%0.78%0.90% Loans: 11% Wtd Avg LTV*: 78% Wtd Avg FICO*: 748 Lines: 89% Wtd Avg LTV*: 71% Wtd Avg FICO*: 753 *LTV and FICO at origination

Credit Quality – Retail Leasing Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm4Q173Q184Q18 Average Loans$7,982$8,383$8,489 30-89 Delinquencies0.41%0.38%0.43% 90+ Delinquencies0.03%0.02%0.04% Nonperforming Loans0.10%0.13%0.14% * Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending values Linked Quarter Growth 2.8% 0.0% 2.1% 2.9% 1.3% Continued high-quality originations during 4Q18 (weighted average FICO of 783) Delinquencies and net charge-offs remained at low levels

Credit Quality – Other Retail Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm4Q173Q184Q18 Average Loans$32,856$31,520$31,587 30-89 Delinquencies0.80%0.83%0.87% 90+ Delinquencies0.15%0.14%0.15% Nonperforming Loans0.10%0.12%0.13% Linked Quarter Growth 2.6% 0.1% (4.9%) 0.8% 0.2% Linked quarter average loans were essentially flat while the decrease year-over-year was primarily driven by the 2Q18 student loan portfolio sale Net charge-offs, delinquencies and nonperforming loans were all relatively stable and consistent with the low levels experienced in recent quarters

Credit Quality – Auto Loans Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm4Q173Q184Q18 Average Loans$18,754$18,563$18,500 30-89 Delinquencies0.95%1.00%1.04% 90+ Delinquencies0.08%0.08%0.09% Nonperforming Loans0.12%0.14%0.14% Direct: 4% Wtd Avg FICO: 746 NCO: 0.18% Indirect: 96% Wtd Avg FICO: 774 NCO: 0.49% Auto loans are included in Other Retail category Linked Quarter Growth 4.1% 0.6% (1.4%) (0.2%) (0.3)% New balances continue to be driven by high quality originations in the Indirect channel (weighted average FICO of 782) Late stage delinquencies remained stable while net charge-offs showed a seasonal increase

Non-GAAP Financial Measures * Preliminary data. Subject to change prior to filings with applicable regulatory agencies. (1) – see slide 28 for corresponding note

Non-GAAP Financial Measures (2), (3), (4), (5) – see slide 28 for corresponding notes

Non-GAAP Financial Measures (1), (5) – see slide 28 for corresponding notes

Notes Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements. Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent for 2018 and 35 percent for 2017. Notable items related to noninterest income for the three months ended December 31, 2018 include: $340 million gain on sale of ATM servicing business and $264 million of asset impairments. Notable items related to noninterest expense for the three months ended December 31, 2018 include: $174 million severance charges and legal accruals. Notable items related to noninterest expense for the three months ended December 31, 2017 include: $608 million legal and regulatory accrual, $150 million contribution to the U.S. Bank Foundation and $67 million special one-time bonus to certain eligible employees. Notable items for the three months ended December 31, 2018 include: $271 million (after-tax) gain on sale of ATM servicing business, $210 million (after-tax) of asset impairments, $139 million (after-tax) severance charges and legal accruals, $120 million reduction in income tax expense due to tax reform legislation estimate changes and $3 million noncontrolling interest adjustment. Notable items for the three months ended December 31, 2017 include: $910 million reduction in income tax expense due to tax reform legislation, $608 million legal and regulatory accrual, $105 million (after-tax) contribution to the U.S. Bank Foundation and $47 million (after-tax) special one-time bonus to certain eligible employees.

U.S. Bancorp 4Q18 Earnings Conference Call January 16, 2019